INTELLICHECK

Authentication made simple

Investor Presentation – April 3, 2020

- (Nasdaq: IDN)

SAFE HARBOR STATEMENT

- Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.
- Words such as "will," "believe," "expect," "anticipate“, "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements.
- There is no assurance that the proposed changes in the company’s business model will result in positive cash flows or profitability.
- Actual results may differ materially from the information presented here.
- Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission.
- We do not assume any obligation to update the forward-looking information.

INTELLICHECK AT A GLANCE

IDENTITY AS A SERVICE INSTANTLY AUTHENTICATES ID'S TO STOP:

- **Identity Theft**
- **Underage access to Age-restricted products**





PRIMARY FOCUS IS STOPPING IDENTITY THEFT IN THE FINANCIAL SERVICES AND RETAIL MARKETS WHICH WE BELIEVE IS THE FASTEST PATH TO REVENUE GROWTH AND PROFITABILITY

FINANCIAL SERVICES – USE CASES

CREDIT CARD APPLICATIONS
- In-Store, Online, Call Centers - the victim's stolen data is used to open an account
- Estimated **$3.4Bn** stolen in 2018

CARD NOT PRESENT
- The victim's stolen data is used where they have an account
- Estimated to cost Retailers **$103Bn** through 2020

NON-RECEIPTED RETURNS
- Domain of Organized Crime
- Estimated to cost Retailers **$9.7Bn** per year

RETAIL BANK BRANCHES
- Crooks steal your bank account
- Recent case in Ohio wiped out **$7,000** from one bank account

KEY IDENTITY THEFT STATISTICS

145MM Names, Social Security Numbers, and Dates of Birth breached at Equifax in 2017 – The beginning of the glut

8Bn The number of records exposed in data breaches in 2019

All of this data means traditional Knowledge Based Authentication (KBA) does not work!
32 State Attorney Generals wrote against it to the Federal Trade Commission

A Simple Solution:
The fastest and most accurate first-step to authenticate a person is to authenticate their government-issued ID

Q4 AND 2019 HIGHLIGHTS

FIRST ADJUSTED EBITDA POSITIVE QUARTER SINCE Q3 2014

SAAS REVENUE UP:

64% sequentially over Q3 2019

209% over Q3 2019

Total 2019 revenue up 73% over 2018

Total 2019 SaaS revenue up 126% over 2018

BUSINESS MODEL CHANGES DRIVING GROWTH

WHO HOLDS THE BAG?
BANKS

Sell to and through Banks, Banks typically pay the price for identity theft fraud

GET VALUE FOR
LOSS SAVINGS

Pay Per-Scan with minimums versus Pay Per-Store pricing model

PROFFESIONAL SERVICES TEAM

Professionalized by our Implementation Team with accountability and focus on volume

IMPACTS/BENEFITS OF PER-SCAN PRICING MODEL

MOST NEW CLIENTS AND ALL MAJOR RENEWALS ARE ON A PAY PER-SCAN PLATFORM

RETAIL SALES CYCLE IS SEASONAL – PAY PER-SCAN ALLOWS US TO SHARE THE BENEFIT OF STOPPING FRAUD DURING THE PEAK SHOPING SEASONS

THE PAY PER-STORE PRICING MODEL DID NOT ALLOW INTELLICHECK TO BENEFIT FROM GROWTH IN SCAN VOLUMES WHEN WE STOPPED THE MOST FRAUD

BASED ON RETAILERS WE HAVE FULLY IMPLEMENTED FOR A WHOLE YEAR, ON AVERAGE:


21%

SCANS COME IN Q1


23%

SCANS COME IN Q2 & Q3


33%

SCANS COME IN Q4

QUARTERLY REVENUE 2018-2019



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Q12018
Q22018
Q32018
Q42018
Q12019
Q22019
Q32019
Q42019
Total Revenue
SaaS Revenue

QUARTERLY EBITDA 2018-2019


$400,000
$200,000
$0
-$200,000
-$400,000
-$600,000
-$800,000
-$1,000,000
-$1,200,000
Q12018
Q22018
Q32018
Q42018
Q12019
Q22019
Q32019
Q42019
EBITDA

WHY DO WE WIN?

1

OUR EFFICACY

"Prior to using it in the field, we scanned over 1,000 known counterfeits, each one was detected by the device"
NYS DMV Owen McShane to CBS News

2

NO NEW HARDWARE REQUIRED

Easily integrated into existing point-of-sale system, check readers, or utilized through a no-integration web product – Typically does not require large CapEx expense to implement

THESE CHANGES HAVE LED TO
NOTABLE WINS
AND
IMPROVED FINANCIAL RESULTS

CHANGE RESULTS – FINANCIAL SERVICES COMPANIES

FINANCIAL SERVICES COMPANY 1 – TOP 10 BANK

- Reference client for any new prospect
- Fully deployed in their fraud call centers
- Added 10 new retailers to online applications in Q4

FINANCIAL SERVICES COMPANY 2 – ONE OF THE LARGEST PROVIDERS OF PRIVATE LABEL CREDIT CARDS

- Renewed in 2018 on a per-scan model at increased fees
- Per-scan effective Q3 2019, drove 75% sequential revenue growth
- No new Retailers in 2 years prior to renewal, 23 new Retailers live or scheduled post-renewal
- 1,258 new retail locations on-boarded from July 1st to October 31st

CHANGE RESULTS – FINANCIAL SERVICES COMPANIES

FINANCIAL SERVICES COMPANY 3 – TOP 10 BANK

- Signed in December 2018
- Brought 1,000 location Electronics Retailer live in October
- Recently placed a $220,000 hardware order for ID authentication in bank branches
- Working to get their 4 largest Retailers live ASAP

FINANCIAL SERVICES COMPANY 4 – TOP 10 BANK

- Signed in March 2019
- 60-Day Pilot moved into Production in 30 days
- Embedded in every call center
- Auto group live February 2020
- 2 large Retailers live Q3 2019
- Additional “Challenge” use cases being rolled out within the Bank

CHANGE RESULTS – FINANCIAL SERVICES COMPANIES

FINANCIAL SERVICES COMPANY 5 – START UP NEO-BANK

- Signed in Q2 2019
- Online bank for mobile enrollment
- Authentication plus facial recognition for AML/KYC account opening

FINANCIAL SERVICES COMPANY 6 – PROVIDER OF SUB-PRIME UNSECURED LOANS

- Signed in Q3 2019
- 700+ locations
- 259 locations live today, with roll out ongoing

CHANGE RESULTS – FINANCIAL SERVICES COMPANIES

FINANCIAL SERVICES COMPANY 7 – GLOBAL COMPANY FOR PAYMENT, TRAVEL, AND EXPENSE MANAGEMENT SOLUTIONS AND ONE OF THE LARGEST CREDIT CARD ISSUERS

- Signed in January 2020
- In the process of deploying to their US call centers, with multiple use cases
- Deployment to Canadian call centers scheduled for Q2

FINANCIAL SERVICES COMPANY 8 – CANADIAN SALES FINANCING COMPANY

- Signed in December 2019
- 5,000 retail locations
- 4-Month paid pilot

CHANGE RESULTS – OTHER WINS

A SOLUTION SO EFFECTIVE, IT DRIVES PRICING POWER AT RENEWAL

- 56% fee increase at a 1,000 location Big-Box Retailer

INTEGRATION COMPLETED WITH DEALER SAFEGUARD SOLUTIONS

- 500 Auto Dealerships now potential clients, a prospective pipeline for new deals

CONTINUING TO SELL TO LAW ENFORCEMENT

- A fantastic, reputable, differentiated source of credibility versus our peers

OCTOBER PILOT FOR A 580 LOCATION DEPARTMENT STORE CHAIN MOVE TO FULL PRODUCTION

- After Black Friday, we were informed Intellicheck essentially eliminated their fraud
- Expanding use case for authentication

IMPLEMENTATION TEAM HAS BEEN A HUGE SUCCESS

- 36 Integrations in 2019 versus 3 in all of 2018
- Currently 33 customer integration projects in progress

ROI FOR BANKS, ISSUERS, AND RETAILERS

NO NEW HARDWARE REQUIRED
Typically works through existing point of sale platform, a mobile device, or online

FRICTIONLESS
Basic authentication takes less than 3 seconds

WE MAKE IT EASY FOR CLIENTS AND END CUSTOMER NOT SO MUCH FOR BAD ACTORS

SIMPLE
Pre-populates the application, less work for the customer and results in fewer data entry errors

SECURE
Fraud is nearly eliminated, while speeding up the acquisition of legitimate customers

QUICK & EASY
Scan to Credit is less than 30 seconds for our average client, while reducing fraud by more than 99%

COVID-19 UPDATE

- STORE CLOSURES *DO NOT* MEAN ZERO REVENUE
- ON-LINE BUSINESS, MULTIPLE "ESSENTIAL BUSINESS" CLIENTS, PER-STORE REVENUES AND PER-SCAN MONTHLY MINIMUMS DRIVE REVENUE
- WE CONTINUE TO SIGN CLIENTS – RENEWED FOCUS ON WEB AUTHENTICATION GIVEN STORE CLOSURES
- INTELLICHECK IS OPEN – CORPORATE IS 100% REMOTE CAPABLE
- IMPLEMENTATIONS CONTINUE – CUSTOMER TECHNOLOGY DEPARTMENTS ARE STILL WORKING
- THE FUNDAMENTALS OF THE BUSINESS HAVEN'T CHANGED – FRAUD ISN'T GOING AWAY

WHY INTELLICHECK?

- WE ARE SIGNING CLIENTS IN MULTIPLE VERTICALS
- DEMONSTRATED PRICING POWER AT TIME OF RENEWAL
- WE ARE ONBOARDING CLIENTS FASTER THAN EVER
- THE ACHIEVEMENTS ARE DRIVING IMPROVED FINANCIAL PERFORMANCE

THIS IS THE NEW INTELLICHECK

THE RESET IS WORKING

FINANCIAL OVERVIEW

2019 Q4 Financial Highlights

SaaS Revenue Growth

- $2,557,000 in Q4 (+209% YoY)
- 89% Q4 gross margin

Balance Sheet *(as of Dec. 31)*

- Cash: $3.4 MM
- Stockholder Equity: $11.7 MM
- Debt free

Positioned for Growth

- Consumer authentication – large markets without clear market leaders
- Identity theft reduction
- Age-Restricted product control

INTELLICHECK

Authentication made simple

BRYAN LEWIS
516.453.6647
blewis@intellicheck.com

BILL WHITE
516.992.1985
bwhite@intellicheck.com

GAR JACKSON
Global IR Group
949.873.2789
gar@globalirgroup.com